REVENUE, OTHER INCOME AND GAINS - Other Income and Gains (Details) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2024	Sep. 30, 2023
Other income:
Finance income	$ 47,550	$ 37,185
Government grants	1,342	1,528
Other	235	5
Total income	49,127	38,718
Gains:
Foreign currency exchange gain, net	0	10,136
Fair value gains on financial assets measured at fair value change through profit or loss	0	792
Other	21	166
Total gains	21	11,094
Total other income and gains	$ 49,148	$ 49,812